UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2026

RE/MAX Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36101	80-0937145
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5075 South Syracuse Street

Denver, Colorado 80237

(Address of principal executive offices, including Zip code)

(303) 770-5531

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock $0.0001 par value per share	RMAX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Arrangement Agreement and Plan of Merger

As previously disclosed, on April 26, 2026, RE/MAX Holdings, Inc., a Delaware corporation (the “Company”), entered into an Arrangement Agreement and Plan of Merger (as may be amended, modified, supplemented or waived from time to time, the “Merger Agreement”) by and among the Company, The Real Brokerage Inc., a company existing under the laws of the Province of British Columbia (“Real”), Rome Wildlife, Inc., a Delaware corporation and a wholly owned subsidiary of Real (“New Wildlife”), Wildlife Acquisition I Corp., a Delaware corporation and a wholly owned subsidiary of New Wildlife (“Merger Sub I”), Wildlife Acquisition II LLC, a Delaware limited liability company and a wholly owned subsidiary of New Wildlife (“Merger Sub II”), and 1587802 B.C. Unlimited Liability Company, an unlimited liability corporation existing under the laws of the Province of British Columbia and a wholly owned subsidiary of New Wildlife (“Bidco”).

Capitalized terms used but not defined herein have the meanings assigned to those terms in the Merger Agreement.

The completion of the Contemplated Transactions is conditioned on, among other things, the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”).

On May 13, 2026, all applicable filing parties filed their respective notification and report forms under the HSR Act. The applicable filing parties voluntarily withdrew their respective notification and report forms on June 12, 2026, and refiled them on June 15, 2026, in each case, in accordance with 16 C.F.R. § 803.12.

On July 13, 2026, the U.S. Department of Justice granted early termination under the HSR Act of the waiting period.

The completion of the Contemplated Transactions remains subject to the satisfaction of other customary closing conditions specified in the Merger Agreement, including the receipt of the requisite approvals of the stockholders of the Company and the securityholders of Real.

Cautionary Disclosure Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements” and “forward-looking information” within the meaning of applicable United States and Canadian securities laws, including Section 27A of the U.S. Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the U.S. Securities Exchange Act of 1934, as amended. Forward-looking statements/forward-looking information include all statements that do not relate solely to historical or current facts, and can generally be identified by the use of words such as “believe,” “expect,” “anticipate,” “intend,” “project,” “estimate,” “potential,” “plan,” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could.” These forward-looking statements/forward-looking information include, but are not limited to, statements related to the expected benefits of the proposed transaction; the anticipated impact of the proposed transaction on the combined company’s business and future financial and operating results, including the expected leverage of the combined company and the amount and timing of synergies from the proposed transaction; the completion of the transaction and the expected timeline; and the ability to satisfy all closing conditions, including the receipt of required approvals for the transaction. Forward-looking statements/forward-looking information inherently involve many risks and uncertainties that could cause actual results to differ materially from those projected in these statements, including statements about the consummation of the proposed transaction and the anticipated benefits thereof. Where, in any forward-looking statement, The Real Brokerage Inc. (“Real”) or RE/MAX Holdings, Inc. (“RE/MAX Holdings”) express an expectation or belief as to future results or events, it is based on Real and/or RE/MAX Holdings’ current plans and expectations, expressed in good faith and believed to have a reasonable basis. However, neither Real nor RE/MAX Holdings can give any assurance that any such expectation or belief will result or will be achieved or accomplished. Important risk factors that may cause such a difference include, but are not limited to: Real’s and RE/MAX Holdings’ ability to consummate the proposed transaction on the expected timeline or at all; Real’s and RE/MAX Holdings’ ability to obtain the necessary regulatory approvals in a timely manner and the risk that such approvals are not obtained or are obtained subject to conditions that are not anticipated; Real’s or RE/MAX Holdings’ ability to obtain approval of their shareholders; the risk that a condition of closing of the proposed transaction may not be satisfied or that the closing of the proposed transaction might otherwise not occur; the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement, including in circumstances requiring Real or RE/MAX Holdings to pay a termination fee; the diversion of management time on transaction-related issues; risks related to disruption from the proposed transaction, including disruption of management time from current plans and ongoing business operations due to the proposed transaction and integration matters; the risk that the proposed transaction and its announcement could have an adverse effect on Real’s and RE/MAX Holdings’ ability to retain agents, franchisees and personnel or that there could be potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; unexpected costs, charges or expenses resulting from the proposed transaction; potential litigation relating to the proposed transaction that could be instituted against the parties to the Merger Agreement or their respective directors, managers or officers, including the effects of any outcomes related thereto; the ability of the combined company to achieve the synergies and other anticipated benefits expected from the proposed transaction or such synergies and other anticipated benefits taking longer to realize than anticipated; the ability of the combined company to achieve the expected leverage or such leverage taking longer to realize than anticipated; Real’s ability to integrate RE/MAX Holdings promptly and effectively; anticipated tax treatment, unforeseen liabilities, future capital expenditures, economic performance, future prospects and business and management strategies for the management, expansion and growth of the combined company’s operations; certain restrictions during the pendency of the proposed transaction that may impact Real’s or RE/MAX Holdings’ ability to pursue certain business opportunities or strategic transactions or otherwise operate their respective businesses; slowdowns in real estate markets, economic and industry downturns, Real’s ability to attract new agents and retain current agents, Real’s inability to successfully launch new products and features; Real’s inability to scale while improving operating leverage, or inability to successfully execute its strategies, including its strategy related to HeyLeo; possible unfavorable results in legal proceedings; changes in laws, regulations or the regulatory environment affecting Real’s business; disruptions to Real’s technology or cybersecurity incidents; and other risk factors detailed from time to time in Real’s and RE/MAX Holdings’ reports filed with the SEC and Real’s reports filed with Canadian securities regulators, including Real’s annual report on Form 40-F, current reports on Form 6-K and other documents filed with the SEC, and RE/MAX Holdings’ annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and other documents filed with the SEC and Real’s audited annual financial statements and annual management’s discussion and analysis for the financial year ended December 31, 2025, Annual Information Form dated March 4, 2026, quarterly financial statements and quarterly management’s discussion and analysis for the period ended March 31, 2026, filed with Canadian securities regulators, including documents that have been or will be filed, as applicable, with the SEC and Canadian securities regulators in connection with the proposed transaction.

These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the proxy statement/prospectus that is included in the Registration Statement (as defined below) and the Real management information circular that have been filed with the SEC and with the Canadian securities regulators, as applicable, in connection with the proposed transaction. While the list of factors presented here and in the Registration Statement are considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements/forward-looking information. You should not place undue reliance on any of these forward-looking statements/forward-looking information as they are not guarantees of future performance or outcomes; actual performance and outcomes, including, without limitation, Real’s or RE/MAX Holdings’ actual results of operations, financial condition and liquidity, and the development of new markets or market segments in which Real or RE/MAX Holdings operate, may differ materially from those made in or suggested by the forward-looking statements/forward-looking information contained in this Current Report on Form 8-K. Neither Real nor RE/MAX Holdings assumes any obligation to publicly provide revisions or updates to any forward-looking statements/forward-looking information, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws. Neither future distribution of this Current Report on Form 8-K nor the continued availability of this Current Report on Form 8-K in archive form on Real’s or RE/MAX Holdings’ website should be deemed to constitute an update or re-affirmation of these statements as of any future date.

Important Information and Where to Find It

In connection with the proposed transaction between Real and RE/MAX Holdings, each of Real and RE/MAX Holdings has filed and will file relevant materials with the SEC and Canadian securities regulators, as applicable, including a management information circular of Real and a registration statement on Form S-4 filed with the SEC on June 12, 2026, as amended on July 7, 2026 (File No. 333-296768) (the “Registration Statement”) that includes a proxy statement of RE/MAX Holdings and prospectus of Rome Wildlife, Inc. The Registration Statement was declared effective on July 9, 2026, at which time Real filed its management information circular, RE/MAX Holdings filed a definitive proxy statement and Rome Wildlife, Inc. filed a final prospectus. Real’s management information circular is being mailed to securityholders of Real and the proxy statement/prospectus is being mailed to shareholders of each of RE/MAX Holdings and Real, in each case seeking their respective approval of the proposed transaction and other related matters. This Current Report on Form 8-K is not a substitute for the Registration Statement, the proxy statement/prospectus, the Real management information circular or any other document that Real or RE/MAX Holdings (as applicable) has filed or may file with the SEC and Canadian securities regulators, as applicable, in connection with the proposed transaction.

BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF REAL AND RE/MAX HOLDINGS ARE URGED TO READ THE REGISTRATION STATEMENT, THE REAL MANAGEMENT INFORMATION CIRCULAR, THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC AND CANADIAN SECURITIES REGULATORS, AS APPLICABLE, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS.

Investors and security holders may obtain free copies of the Registration Statement, the Real management information circular and the proxy statement/prospectus, as well as other filings containing important information about Real or RE/MAX Holdings, without charge at the SEC’s Internet website (http://www.sec.gov) and under Real’s profile on SEDAR+ at www.sedarplus.ca, as applicable. Copies of the documents filed with the SEC and the Canadian securities regulators by Real will be available free of charge on Real’s internet website at https://investors.onereal.com or by contacting Real’s investor relations contact at investors@therealbrokerage.com. Copies of the documents filed with the SEC by RE/MAX Holdings will be available free of charge on RE/MAX Holdings’ internet website at https://investors.remaxholdings.com or by contacting RE/MAX Holdings’ investor relations contact at investorrelations@remax.com. The information included on, or accessible through, Real’s website or RE/MAX Holdings’ website is not incorporated by reference into this Current Report on Form 8-K or Real’s and RE/MAX Holdings’ respective filings with the SEC and Canadian securities regulators, as applicable.

Participants in the Solicitation

Real, RE/MAX Holdings, their respective directors and certain of their respective executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of Real is set forth in its management information circular for its 2026 annual meeting of shareholders, which was filed with the Canadian securities regulators on April 24, 2026 (the “Real Annual Meeting Circular”) and in its Form 6-K, which was filed with the SEC on April 24, 2026. Please refer to the sections captioned “Election of Directors,” “Statement of Corporate Governance Practices,” and “Compensation Discussion and Analysis” in the Real Annual Meeting Circular. To the extent holdings of such participants in Real’s securities have changed since the amounts described in the Real Annual Meeting Circular, such changes have been reflected on a Notice of Proposed Sale of Securities pursuant to Rule 144 under the Securities Act on Form 144 filed with the SEC and in insider reports filed with the Canadian securities regulators on SEDI at www.sedi.ca. Information about the directors and executive officers of RE/MAX Holdings is set forth in its Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on February 19, 2026, as amended by Amendment No. 1 on Form 10-K/A, filed with the SEC on April 30, 2026 (the “RE/MAX Annual Report”). Please refer to the sections captioned “Directors, Executive Officers and Corporate Governance,” “Executive Compensation,” “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters,” and “Certain Relationships and Related Transactions and Director Independence” in the RE/MAX Annual Report. To the extent holdings of such participants in RE/MAX Holdings’ securities have changed since the amounts described in the RE/MAX Annual Report, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC, which are available at https://www.sec.gov/edgar/browse/?CIK=1581091&owner=exclude under the tab “Ownership Disclosures.” These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct or indirect interests, by security holdings or otherwise, are contained in the Registration Statement, the Real management information circular and the proxy statement/prospectus and the other relevant materials filed or to be filed with the SEC and Canadian securities regulators, as applicable, if and when they become available.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and is not intended to, and shall not, constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act and otherwise in accordance with applicable Canadian securities laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RE/MAX HOLDINGS, INC.

Date: July 14, 2026	By:	/s/ Karri Callahan
Karri Callahan
Chief Financial Officer